SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):           April 14, 2006 (April 10, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:           (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     On April 10, 2006, Grant Thornton LLP (“Grant Thornton”) notified Verso Technologies, Inc. (the “Company”) that Grant Thornton will decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2006. Effective as of the time the Company engages a new independent public accounting firm, Grant Thornton will no longer be the Company’s independent accounting firm of record. The Company’s audit committee has commenced a search for a new independent registered public accounting firm.
     Grant Thornton audited the financial statements for the Company and its subsidiaries for the years ended December 31, 2005 and 2004 (the “Financial Statements”). Grant Thornton’s audit reports on the Financial Statements did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the two most recent fiscal years ended December 31, 2005 and the subsequent interim period through April 10, 2006, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with their audit reports on the Financial Statements; and (ii) there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided Grant Thornton with a copy of this Current Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Grant Thornton furnish to the Company a letter addressed to the SEC stating whether or not Grant Thornton agrees with the statements set forth herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

16.1 Letter from Grant Thornton LLP dated April 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: April 14, 2006

EXHIBIT INDEX
16.1   Letter from Grant Thornton LLP dated April 14, 2006.